Cost of Services	12 Months Ended
Dec. 31, 2025
Cost of Services [Abstract]
COST OF SERVICES
26	COST OF SERVICES

	December 31, 2023	December 31, 2024	December 31, 2025
	US$	US$	US$
Consultant fee	2,413,237	2,194,536	1,087,392
IT expenses	239,426	2,408,554	5,660,899
Subscription fee	30,720	10,892	8,116
Referral fee	552,263	181,139	-
Others	116,503	153,072	304
Total	3,352,149	4,948,193	6,756,711

The “consultant fee” refers to the Company costs incurred from assisting its clients, in engaging all the relevant professionals required during the listing process, including but not limited to legal counsel, auditors, finance consultants, US capital markets consultant, which such consultant fee payment shall be included and be treated as part of our consultation services for its clients during the IPO’s process.

The IT expenses refer to the costs incurred for the technology-related resources and services. These include hardware, cloud services, subcontractor cost, IT consultancy service from outside expert and so on. IT expenses have increased dramatically compared to the previous year due to the increase in IT projects and lack of internal resources, thus highly dependent on outside IT subcontractors.